UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 2, 2002

                               BIO-ONE CORPORATION
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

         NEVADA                           000-31889              65-0815746
         ------                           ---------              ----------
(State or other jurisdiction of     (Commission File No.)      (IRS Employer
   incorporation)                                            Identification No.)



          1630 Winter Springs Boulevard, Winter Springs, Florida 32708
          -------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (407) 977-1005
                                 --------------
                   Telephone No. of Principal Executive Office


             310 Waymont Court, Suite 100, Lake Mary, Florida 32746
             ------------------------------------------------------
                 (Former Address of Principal Executive Offices)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         (a) On July 19, 2002, Bio-One Corporation entered into an Agreement (Composite Exhibit 1.1) with Kevin Lockhart, wherein Mr. Lockhart resigned as an officer, director, and employee of Bio-One Corporation, effective June 30, 2002. The following table contains information regarding share holdings of the Registrant's directors and executive officers and those persons or entities who beneficially own more than 5% of the Registrant's Common Stock, after taking into account the completion of the Agreement previously referenced. Mr. Lockhart retained 1,622,000 shares of the stock presently held by him and returned the balance of the shares owned by him as of June 30, 2002 (1,750,000 shares) to Bio-One Corporation.

                                                                                                Approximate
                                                                     Amount and Nature            Percent
                                                                       Of Beneficial                of
       Name                           Title                              Ownership                 Class
-----------------------       -------------------------            -----------------------      ----------
Armand Dauplaise              President and C.E.O.                      3,400,000                  30.7%

Kevin Lockhart                None                                      1,622,000                  14.7%


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Pursuant to the Agreement dated July 19, 2002, Bio-One Corporation has agreed to transfer certain assets owned by its subsidiary, Crown Enterprises, Inc., to Kevin Lockhart which assets have a present fair market value of $5,000 and are as follows:

         (a) The furniture fixtures and equipment presently in Lockhart's possession consisting of the microscopy equipment. 2 microscopes, 2 computers used in the microscopy business.

         (b) 1 office computer used for the business carried out by Crown Enterprises, Inc., and the network computer utilized by Crown Enterprises, Inc.

         (c) The right to use the name Crown Enterprises. Bio-One agrees to change the name of its wholly owned subsidiary, Crown Enterprises, Inc., to another name not containing the word "Crown," within thirty
         (30) days after the date of execution of this agreement.

         (d) All of the tangible and intangible property of Crown Enterprises, Inc., utilized in the business formally operated by Crown Enterprises, Inc., and

         (e) All trademarks, copyrights, and intangible assets of Crown Enterprises, Inc., used in the former operation of its business, under the name Crown Enterprises, Crown Institute, Green Pearls, Green Supreme Labs, and American Institute of Nutritional Microscopy.

         (f) The ownership or right to use the Crown telephone numbers (407) 328-1611, (407) 328- 1612 and (800) 427-0968.


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


ITEM 6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

The Company received the written resignation of Kevin Lockhart, as an officer, director and employee of the Company. The resignation was effective June 30, 2002. The resignation of Kevin Lockhart is attached as Exhibit 6.1 hereto.

ITEM 7.   EXHIBITS

Exhibit Number
--------------

1.1 Agreement; General Release from Kevin Lockhart to Bio-One Corporation; General Release from Bio-One Corporation to Kevin Lockhart.

6.1      Agreement


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


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Bio-One Corporation


        /s/Armand Dauplaise
-------------------------------
By: Armand Dauplaise, President



       /s/ Armand Dauplaise
-------------------------------
By: Armand Dauplaise, Secretary


Dated: This 2nd day of August 2002.



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